UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7217

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Waddell & Reed Advisors Asset Strategy Fund, Inc.

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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

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(Address of principal executive offices) (Zip code)

Kristen A. Richards

6300 Lamar Avenue

Overland Park, Kansas 66202

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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

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Date of fiscal year end: June 30, 2003

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Date of reporting period: June 30, 2003

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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Waddell & Reed Advisors Funds

Asset Strategy Fund
Annual Report
June 30, 2003
CONTENTS
3	Managers' Discussion
6	Performance Summary
8	Portfolio Highlights
9	Investments
16	Statement of Assets and Liabilities
18	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
33	Independent Auditors' Report
34	Income Tax Information
35	Directors & Officers
42	Annual Privacy Notice
44	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Asset Strategy Fund, Inc. current prospectus and current Fund performance information.
MANAGERS' DISCUSSION
 June 30, 2003
An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of Waddell & Reed Advisors Asset Strategy Fund, Inc.
This report relates to the operation of Waddell & Reed Advisors Asset Strategy Fund, Inc. for the fiscal year ended June 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.
How did the Fund perform during the last fiscal year?
Class A shares of the Fund increased 3.30 percent before the impact of sales load, and declined 2.65 percent including sales load impact. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 0.26 percent during the year; the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 10.53 percent for the year; and the Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit), which increased 1.52 percent for the year. This also compares with the Lipper Flexible Portfolio Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 2.02 percent for the year. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes and the Lipper category do not reflect a sales load.
What impacted the Fund's performance, relative to its benchmark indexes, during the fiscal year?
The Fund's portfolio was defensively structured throughout this time period. A consistent underweight in U.S. equities helped the Fund as compared with the S&P 500 Index. The S&P 500 exhibited dramatic quarterly swings over the past year, ranging from large negative returns to large positive returns. We believe that these stock market swings essentially had very little impact on the overall return on your fund. Importantly, our defensive strategy of being invested in gold bullion and common stock of gold-related companies added significantly to portfolio return.
However, by remaining very defensive, with hindsight we missed two opportunities that would have added to portfolio return. First was the fact that although we owned Treasuries, which performed well, we tended to own shorter-term Treasuries for most of the fiscal year. Second, since March of 2003, a strong rally in the U.S. equity market has occurred, but our defensive position resulted in being underinvested in this market. We missed these opportunities because our focus continues to be on the long-term rather than the short-term. We remain unconvinced that the recent rally in equities is the beginning of a new secular bull market. In relation to benchmark indexes, the Fund was also adversely affected by the impact of the Fund's sales load.
What other market conditions or events influenced the Fund's performance during the fiscal year?
There was a great deal of uncertainty and market volatility during the past fiscal year. For example, last summer witnessed an increasing number of corporate scandals, which added to an already large amount of corporate defaults and bankruptcies. Late fall/early winter was the beginning of our dealings with Iraq, which culminated with the war in the spring of 2003. As mentioned earlier, our defensive positioning helped to mitigate some of this volatility. The volatility in the Fund was also lower due to our significant investment in short- to medium-term U.S. Treasuries.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our strategy during the year was very consistent. We maintained overweight positions in U.S. Treasuries, positions in gold bullion and gold-related securities, and underweight positions in domestic equities.

 What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Going forward, we expect to increase somewhat our domestic and foreign equity exposure, but this is not due to the belief that we are in a bull market. We believe there is strong demand (especially from China) for raw materials. Also, we intend to look for leaders in industries with positive growth characteristics. Finally, we intend to seek out equities that pay a dividend in excess of money-market interest rates. As for fixed income, we have lengthened our Treasury duration somewhat, but intend to continue to hold only short-term corporate and emerging market securities.
Respectfully,
Michael L. Avery
Daniel J. Vrabac
Co-managers
Waddell & Reed Advisors
Asset Strategy Fund, Inc.
The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
Comparison of Change in Value of $10,000 Investment
 Waddell & Reed Advisors Asset Strategy Fund, Inc., Class A Shares(1) $18,362
 S&P 500 Index(2) $22,315
 Citigroup Broad Investment Grade Index(2) $19,161
 Citigroup Short-Term Index for 1 Month Certificates of Deposit(2) $14,746
 Lipper Flexible Portfolio Funds Universe Average(2) $18,605
	Waddell & Reed Advisors Asset Strategy Fund	S&P 500 Index	Citigroup Broad Investment Grade Index	Citigroup Short-Term Index for 1 Month Certificates of Deposit	Lipper Flexible Portfolio Funds Universe Average
04-01-95
Purchase	$ 9,425	$10,000	$10,000	$10,000	$10,000
09-30-95	10,271	11,825	10,813	10,301	11,331
09-30-96	10,221	14,230	11,348	10,883	12,731
09-30-97	12,006	19,992	12,449	11,494	15,886
09-30-98	12,954	21,812	13,878	12,154	16,218
09-30-99	13,848	27,878	13,841	12,789	18,779
09-30-00	18,538	31,570	14,799	13,594	21,408
06-30-01	17,626	27,148	15,978	14,177	20,081
06-30-02	17,777	22,256	17,335	14,525	18,237
06-30-03	18,362	22,315	19,161	14,746	18,605

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of March 31, 1995.
Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-03	-2.65%	-1.75%	2.30%	3.69%
5-year period ended 6-30-03	5.29%	-	-	6.95%
Since inception of Class(4) through 6-30-03	7.63%	5.92%	6.78%	8.24%

(3)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)3-9-95 for Class A shares, 10-6-99 for Class B shares, 10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND

Asset Strategy Fund

GOAL

Seeks high total return over the long term.

Strategy

Invests in stocks, bonds and short-term instruments. Within each of these classes, the Fund may invest in both domestic and foreign securities. The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated. This mix will vary over shorter time periods as Fund holdings change based on the current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and/or a rise in the potential for growth stocks.

Stocks 70% (can range from 0-100%).
Bonds 25% (can range from 0-100%).
Short-Term Instruments 5% (can range from 0-100%).

Founded

1995

Scheduled Dividend Frequency

Quarterly (March, June, September, December)

Performance Summary - Class A Shares
Per Share Data
For the Fiscal Year Ended June 30, 2003

Dividends paid	$0.07
Net asset value on 6-30-03	$6.41
6-30-02	6.27
Change per share	$0.14

Past performance is not necessarily indicative of future results.
SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return(A)	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 6-30-03	-2.65%	3.30%	-1.75%	2.25%
5-year period ended 6-30-03	5.29%	6.54%	-	-
10-year period ended 6-30-03	-	-	-	-
Since inception of Class(F)	7.63%	8.40%	5.92%	6.60%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)3-9-95 for Class A shares and 10-6-99 for Class B shares (the date on which shares were first acquired by shareholders).
Average Annual Total Return(A)
Period	Class C(B)	Class Y(C)

1-year period ended 6-30-03	2.30%	3.69%
5-year period ended 6-30-03	-	6.95%
10-year period ended 6-30-03	-	-
Since inception of Class(D)	6.78%	8.24%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND

Portfolio Highlights

On June 30, 2003, Waddell & Reed Advisors Asset Strategy Fund, Inc. had net assets totaling $513,244,540 invested in a diversified portfolio of:

40.63%	United States Government Securities
26.41%	Common Stocks
11.64%	Corporate Debt Securities
10.07%	Bullion
6.78%	Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts
4.47%	Other Government Securities

As a shareholder of Waddell & Reed Advisors Asset Strategy Fund, Inc.,
for every $100 you had invested on June 30, 2003, your Fund owned:
United States Government Securities	$40.63
Common Stocks	$26.41
Corporate Debt Securities	$11.64
Bullion	$10.07
Cash and Cash Equivalents and Unrealized Loss
on Open Forward Currency Contracts	$ 6.78
Other Government Securities	$ 4.47

THE INVESTMENTS OF ASSET STRATEGY FUND

June 30, 2003

BULLION - 10.07%	Troy Ounces	Value

Gold	149,193	$ 51,658,172
(Cost: $49,082,094)

COMMON STOCKS	Shares

Aircraft - 1.10%
Boeing Company (The)	164,200	5,635,344

Aluminum - 0.99%
Alcoa Incorporated	200,300	5,107,650

Banks - 1.00%
Bank of America Corporation	64,700	5,113,241

Beverages - 1.03%
Coca-Cola Company (The)	113,400	5,262,894

Computers - Peripherals - 2.10%
Electronic Arts Inc.*	75,300	5,570,318
SAP Aktiengesellschaft, ADR	177,900	5,198,238
		10,768,556
Construction Materials - 0.51%
Cemex, S.A. de C.V., ADR	117,900	2,627,991

Electrical Equipment - 0.25%
W.W. Grainger, Inc.	27,500	1,285,900

Farm Machinery - 1.06%
Deere & Company	119,300	5,452,010

Food and Related - 0.16%
American Italian Pasta Company, Class A*	19,700	820,505

Gold and Precious Metals - 2.11%
Barrick Gold Corporation	286,411	5,126,757
Placer Dome Inc.	463,423	5,686,200
		10,812,957
Health Care - Drugs - 1.05%
Pfizer Inc.	157,600	5,382,040

Health Care - General - 1.04%
Wyeth	117,200	5,338,460

Hospital Supply and Management - 0.24%
Medtronic, Inc.	25,700	1,232,829

See Notes to Schedule of Investments on page 15.

Household - General Products - 0.97%
Clorox Company (The)	116,400	$ 4,964,460

Leisure Time Industry - 1.02%
Walt Disney Company (The)	264,700	5,227,825

Mining - 3.04%
Freeport-McMoRan Copper & Gold Inc.,
Class B	213,900	5,240,550
Phelps Dodge Corporation*	143,700	5,509,458
Rio Tinto plc (A)	257,700	4,856,444
		15,606,452

Multiple Industry - 0.89%
Companhia Vale do Rio Doce, ADR	154,900	4,594,334

Petroleum - Canada - 0.27%
Nabors Industries Ltd.*	34,600	1,368,430

Petroleum - Domestic - 2.21%
Anadarko Petroleum Corporation	90,900	4,042,323
Burlington Resources Inc.	106,200	5,742,234
Patterson-UTI Energy, Inc.*	48,300	1,562,746
		11,347,303
Petroleum - International - 0.90%
Exxon Mobil Corporation	128,700	4,621,617

Petroleum - Services - 1.27%
Baker Hughes Incorporated	124,200	4,169,394
GlobalSanteFe Corporation	101,800	2,376,012
		6,545,406
Retail - General Merchandise - 0.95%
Kohl's Corporation*	94,900	4,875,962

Retail - Specialty Stores - 0.24%
Gymboree Corporation (The)*	74,600	1,252,907

Utilities - Electric - 1.01%
Southern Company	166,200	5,178,792

Utilities - Telephone - 1.00%
BellSouth Corporation	192,600	5,128,938

TOTAL COMMON STOCKS - 26.41%		$135,552,803

(Cost: $129,057,510)

See Notes to Schedule of Investments on page 15.

CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 0.42%
Raytheon Company,
6.5%, 7-15-05
	$2,000	$ 2,174,138

Banks - 0.86%
Banco Nacional de Comercio Exterior, S.N.C.,
7.25%, 2-2-04
	3,040	3,138,800
Norwest Financial, Inc.,
7.6%, 5-3-05
	537	595,504
Unibanco - Uniao de Bancos Brasileiros S.A.,
7.25%, 8-26-03
	650	655,286
		4,389,590

Beverages - 0.96%
Coca-Cola FEMSA, S.A. de C.V.,
8.95%, 11-1-06
	3,150	3,717,000
Pepsi-Gemex, S.A. de C.V.,
9.75%, 3-30-04
	1,150	1,219,000
		4,936,000

Broadcasting - 0.57%
Grupo Televisa, S.A.,
8.625%, 8-8-05
	2,600	2,928,250

Construction Materials - 0.66%
Hanson Overseas B.V.,
6.75%, 9-15-05
	3,100	3,393,027

Finance Companies - 0.40%
Toyota Motor Credit Corporation,
4.05%, 11-30-04
	2,000	2,075,318

Food and Related - 2.22%
ConAgra, Inc.,
7.5%, 9-15-05
	1,030	1,148,600
GRUMA, S.A. de C.V.,
7.625%, 10-15-07
	1,150	1,256,375
Kellogg Company,
6.625%, 1-29-04
	5,000	5,138,735
Sara Lee Corporation,
6.45%, 9-26-05
	3,500	3,845,502
		11,389,212

See Notes to Schedule of Investments on page 15.

Forest and Paper Products - 0.76%
Abitibi-Consolidated Inc.,
8.3%, 8-1-05
	$1,625	$ 1,742,887
International Paper Company,
8.125%, 7-8-05
	1,925	2,146,165
		3,889,052
Furniture and Furnishings - 0.14%
Leggett & Platt, Incorporated,
7.65%, 2-15-05
	650	708,378

Leisure Time Industry - 0.26%
Royal Caribbean Cruises Ltd.,
8.125%, 7-28-04
	1,300	1,339,000

Multiple Industry - 0.40%
National Rural Utilities Cooperative
Finance Corporation,
3.0%, 2-15-06,
	2,000	2,055,120

Petroleum - International - 0.41%
Petroleos Mexicanos,
6.5%, 2-1-05
	2,000	2,125,000

Petroleum - Services - 0.22%
Pemex Finance Ltd. and Petroleos Mexicanos,
8.02%, 5-15-07
	1,000	1,131,040

Publishing - 0.17%
Pearson Inc.,
7.375%, 9-15-06 (B)
	750	854,579

Railroad - 0.27%
MRS Logistica S.A.,
10.625%, 8-15-05
	1,400	1,358,000

Retail - Specialty Stores - 0.11%
Lowe's Companies, Inc.,
7.5%, 12-15-05
	500	568,152

Trucking and Shipping - 0.89%
WMX Technologies, Inc.,
6.375%, 12-1-03
	4,500	4,580,631

See Notes to Schedule of Investments on page 15.

Utilities - Electric - 0.43%
Dominion Resources, Inc.,
7.625%, 7-15-05
	$ 2,000	$ 2,224,490

Utilities - Gas and Pipeline - 0.84%
Consolidated Natural Gas Company,
7.25%, 10-1-04
	1,500	1,595,741
Sonat Inc.,
6.875%, 6-1-05
	1,500	1,470,000
Wisconsin Gas Company,
6.375%, 11-1-05
	1,135	1,233,208
		4,298,949

Utilities - Telephone - 0.65%
Comtel Brasileira Ltda.,
10.75%, 9-26-04
	500	530,000
Telefonos de Mexico, S.A. de C.V.,
8.25%, 1-26-06
	1,000	1,122,500
Verizon Global Funding Corp. and
Verizon Communications Inc.,
6.75%, 12-1-05
	1,500	1,673,792
		3,326,292

TOTAL CORPORATE DEBT SECURITIES - 11.64%		$ 59,744,218

(Cost: $58,130,015)

OTHER GOVERNMENT SECURITIES

Canada - 0.49%
Her Majesty in right of Canada,
3.5%, 6-1-05 (C)
	CAD3,400	2,531,064

Germany - 3.86%
Bundesschwatzanweisungen Treasury Note,
2.5%, 3-18-05 (C)
	EUR17,125	19,829,294

Mexico - 0.12%
United Mexican States,
8.625%, 3-12-08
	$ 500	599,500

TOTAL OTHER GOVERNMENT SECURITIES - 4.47%		$ 22,959,858

(Cost: $21,332,863)

See Notes to Schedule of Investments on page 15.

UNITED STATES GOVERNMENT SECURITIES	Principal Amount in Thousands	Value

United States Treasury Bond,
5.375%, 2-15-31
	$ 23,800	$ 26,800,109
United States Treasury Notes:
3.0%, 2-29-04
	17,300	17,529,761
3.375%, 4-30-04
	14,100	14,377,037
2.625%, 5-15-08 (D)
	100,000	100,914,100
3.875%, 2-15-13
	17,750	18,265,158
3.625%, 5-15-13
	30,400	30,637,485

TOTAL UNITED STATES GOVERNMENT SECURITIES - 40.63%		$208,523,650

(Cost: $208,805,479)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - (0.18%)	Face Amount in Thousands

Eurodollar, 11-7-03 (C)	EUR11,416	875,926
Eurodollar, 11-7-03 (C)	11,416	(1,731,077)
Swiss Franc, 2-11-04 (C)	CHF5,920	(56,292)
Swiss Franc, 2-11-04 (C)	5,920	(10,310)
		$ (921,753)

TOTAL SHORT-TERM SECURITIES - 1.46%		$ 7,488,871

(Cost: $6,861,653)

TOTAL INVESTMENTS - 94.50%		$485,005,819

(Cost: $473,269,614)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 5.50%		28,238,721

NET ASSETS - 100.00%		$513,244,540

See Notes to Schedule of Investments on page 15.

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the total value of this security amounted to 0.17% of net assets.
(C)Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar, EUR - Euro, CHF - Swiss Franc).
(D)This security serves as collateral for the following open futures contracts at June 30, 2003 (See Note 7 to financial statements):

Type	Number of Contracts	Expiration Date	Market Value

Australia Treasury Bond	75	9-15-03	$ 5,239,541
United Kingdom Gilt	25	9-26-03	5,034,929
			$10,274,470

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
ASSET STRATEGY FUND June 30, 2003 (In Thousands, Except for Per Share Amounts)

ASSETS
Investments - at value (Notes 1 and 3):
Bullion (cost - $49,082)
$ 51,658
Securities (cost - $424,188)
433,348
485,006
Cash	1
Cash denominated in foreign currencies (cost - $102)	98
Receivables:
Investment securities sold
31,066
Dividends and interest
3,015
Fund shares sold
1,686
Variation margin (Note 7)
20
Prepaid insurance premium	11
Total assets
520,903
LIABILITIES
Payable for investment securities purchased	5,166
Payable to Fund shareholders	2,173
Accrued shareholder servicing (Note 2)	136
Accrued service fee (Note 2)	86
Variation margin payable (Note 7)	24
Accrued management fee (Note 2)	10
Accrued distribution fee (Note 2)	7
Accrued accounting services fee (Note 2)	6
Other liabilities	50
Total liabilities
7,658
Total net assets
$513,245

See Notes to Financial Statements.

NET ASSETS
$0.01 par value capital stock:
Capital stock
$ 801
Additional paid-in capital
505,406
Accumulated undistributed income (loss):
Accumulated undistributed net investment income
610
Accumulated undistributed net realized loss on investment transactions
(5,160)
Net unrealized appreciation in value of securities
12,658
Net unrealized depreciation in value of futures contracts
(151)
Net unrealized depreciation in value of forward currency contracts
(922)
Net unrealized appreciation in value of foreign currency exchange
3
Net assets applicable to outstanding units of capital
$513,245
Net asset value per share (net assets divided by shares outstanding):
Class A
$6.41
Class B
$6.40
Class C
$6.40
Class Y
$6.41
Capital shares outstanding:
Class A
68,405
Class B
8,564
Class C
2,804
Class Y
318
Capital shares authorized	1,000,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
ASSET STRATEGY FUND For the Fiscal Year Ended June 30, 2003 (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization
$ 8,902
Dividends (net of foreign withholding taxes of $71)
1,327
Total income
10,229
Expenses (Note 2):
Investment management fee
2,868
Shareholder servicing:

Class A
1,085
Class B
202
Class C
59
Class Y
3
Service fee:

Class A
830
Class B
111
Class C
39
Distribution fee:

Class A
43
Class B
332
Class C
116
Registration fees
106
Custodian fees
69
Accounting services fee
68
Legal fees
22
Audit fees
18
Other
126
Total expenses
6,097
Net investment income
4,132

See Notes to Financial Statements.

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	$ 6,827
Realized net loss on purchased options	(231)
Realized net loss on written options	(2,843)
Realized net gain on futures contracts	867
Realized net gain on foreign currency transactions	17
Realized net gain on investments
4,637
Unrealized appreciation in value of securities during the period	10,641
Unrealized depreciation in value of futures contracts during the period	(724)
Unrealized depreciation in value of forward currency contracts during the period	(922)
Unrealized appreciation in value of foreign currency transactions during the period	3
Unrealized appreciation in value of investments during the period
8,998
Net gain on investments
13,635
Net increase in net assets resulting from operations
$17,767

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
ASSET STRATEGY FUND (In Thousands)

	For the fiscal year ended June 30,
	2003	2002

INCREASE IN NET ASSETS
Operations:
Net investment income
	$ 4,132	$ 3,657
Realized net gain (loss) on investments
	4,637	(7,435)
Unrealized appreciation
	8,998	5,598
Net increase in net assets resulting from operations
	17,767	1,820
Distributions to shareholders from net investment income (Note 1E):(1)
Class A
	(3,766)	(3,508)
Class B
	(77)	(272)
Class C
	(35)	(76)
Class Y
	(22)	(24)
	(3,900)	(3,880)
Capital share transactions (Note 5)	219,590	114,603
Total increase
	233,457	112,543
NET ASSETS
Beginning of period	279,788	167,245
End of period	$513,245	$279,788
Undistributed net investment income
	$ 610	$ 361

(1)See "Financial Highlights" on pages 21 - 24.

FINANCIAL HIGHLIGHTS
ASSET STRATEGY FUND Class A Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended September 30,
	2003	2002		2000	1999	1998

Net asset value, beginning of period	$6.27	$6.34	$7.53	$5.82	$5.78	$5.99

Income (loss) from investment operations:
Net investment income
	0.07	0.11	0.11	0.04	0.09	0.15
Net realized and unrealized gain (loss) on investments
	0.14	(0.06)	(0.44)	1.88	0.29	0.28

Total from investment operations	0.21	0.05	(0.33)	1.92	0.38	0.43

Less distributions:
From net investment income
	(0.07)	(0.12)	(0.11)	(0.03)	(0.10)	(0.17)
From capital gains
	(0.00)	(0.00)	(0.69)	(0.18)	(0.24)	(0.47)
In excess of capital gains
	(0.00)	(0.00)	(0.06)	(0.00)	(0.00)	(0.00)

Total distributions	(0.07)	(0.12)	(0.86)	(0.21)	(0.34)	(0.64)

Net asset value, end of period	$6.41	$6.27	$6.34	$7.53	$5.82	$5.78

Total return(1)	3.30%	0.86%	- 4.92%	33.87%	6.90%	7.89%
Net assets, end of period (in millions)	$438	$235	$143	$89	$48	$33
Ratio of expenses to average net assets	1.36%	1.41%	1.42%(2)	1.55%	1.90%	1.62%
Ratio of net investment income to average net assets	1.13%	1.84%	2.45%(2)	0.74%	1.55%	2.45%
Portfolio turnover rate	121.92%	166.57%	115.03%	174.40%	176.63%	230.09%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase. (2)Annualized. See Notes to Financial Statements.
FINANCIAL HIGHLIGHTS
ASSET STRATEGY FUND Class B Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the period from 10-6-99(1) through 9-30-00
	2003	2002

Net asset value, beginning of period	$6.27	$6.34	$7.50	$5.89

Income (loss) from investment operations:
Net investment income
	0.01	0.06	0.06	0.01
Net realized and unrealized gain (loss) on investments
	0.13	(0.06)	(0.42)	1.79

Total from investment operations	0.14	0.00	(0.36)	1.80

Less distributions:
From net investment income
	(0.01)	(0.07)	(0.05)	(0.01)
From capital gains
	(0.00)	(0.00)	(0.69)	(0.18)
In excess of capital gains
	(0.00)	(0.00)	(0.06)	(0.00)

Total distributions	(0.01)	(0.07)	(0.80)	(0.19)

Net asset value, end of period	$6.40	$6.27	$6.34	$7.50

Total return	2.25%	0.00%	-5.38%	31.71%
Net assets, end of period (in millions)	$55	$33	$19	$7
Ratio of expenses to average net assets	2.26%	2.27%	2.26%(2)	2.29%(2)
Ratio of net investment income to average net assets	0.23%	0.98%	1.63%(2)	0.22%(2)
Portfolio turnover rate	121.92%	166.57%	115.03%	174.40%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended September 30, 2000. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ASSET STRATEGY FUND Class C Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the period from 10-5-99(1) through 9-30-00
	2003	2002

Net asset value, beginning of period	$6.27	$6.34	$7.51	$5.86

Income (loss) from investment operations:
Net investment income
	0.01	0.06	0.07	0.01
Net realized and unrealized gain (loss) on investments
	0.13	(0.06)	(0.43)	1.83

Total from investment operations	0.14	0.00	(0.36)	1.84

Less distributions:
From net investment income
	(0.01)	(0.07)	(0.06)	(0.01)
From capital gains
	(0.00)	(0.00)	(0.69)	(0.18)
In excess of capital gains
	(0.00)	(0.00)	(0.06)	(0.00)

Total distributions	(0.01)	(0.07)	(0.81)	(0.19)

Net asset value, end of period	$6.40	$6.27	$6.34	$7.51

Total return	2.30%	0.00%	-5.44%	32.47%
Net assets, end of period (in millions)	$18	$10	$5	$2
Ratio of expenses to average net assets	2.18%	2.26%	2.26%(2)	2.25%(2)
Ratio of net investment income to average net assets	0.31%	0.98%	1.62%(2)	0.30%(2)
Portfolio turnover rate	121.92%	166.57%	115.03%	174.40%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended September 30, 2000. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ASSET STRATEGY FUND Class Y Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended September 30,
	2003	2002		2000	1999	1998

Net asset value, beginning of period	$6.27	$6.34	$7.53	$5.83	$5.78	$5.99

Income (loss) from investment operations:
Net investment income
	0.09	0.13	0.14	0.08	0.12	0.16
Net realized and unrealized gain (loss) on investments
	0.14	(0.05)	(0.45)	1.86	0.28	0.29

Total from investment operations	0.23	0.08	(0.31)	1.94	0.40	0.45

Less distributions:
From net investment income
	(0.09)	(0.15)	(0.13)	(0.06)	(0.11)	(0.19)
From capital gains
	(0.00)	(0.00)	(0.69)	(0.18)	(0.24)	(0.47)
In excess of capital gains
	(0.00)	(0.00)	(0.06)	(0.00)	(0.00)	(0.00)

Total distributions	(0.09)	(0.15)	(0.88)	(0.24)	(0.35)	(0.66)

Net asset value, end of period	$6.41	$6.27	$6.34	$7.53	$5.83	$5.78

Total return	3.69%	1.27%	- 4.61%	34.21%	7.35%	8.26%
Net assets, end of period (000 omitted)	$2,040	$1,688	$698	$474	$284	$243
Ratio of expenses to average net assets	0.96%	0.99%	1.02%(1)	1.26%	1.49%	1.37%
Ratio of net investment income to average net assets	1.49%	2.23%	2.84%(1)	1.16%	1.96%	2.79%
Portfolio turnover rate	121.92%	166.57%	115.03%	174.40%	176.63%	230.09%
(1)Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
 June 30, 2003
NOTE 1 - Significant Accounting Policies
Waddell & Reed Advisors Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2003, $1,345,181 was reclassified between accumulated undistributed net realized loss on investment transactions and additional paid-in capital. Net investment income, accumulated undistributed net investment income and net assets were not affected by this change.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
NOTE 2 - Investment Management and Payments to Affiliated Persons
Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At June 30, 2003, additional security costs amounted to $25,739, which are included in other expenses.
The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (all dollars in millions)			Annual Fee Rate for Each Level
From	$ 0 to	$ 10	$ 0
From	$ 10 to	$ 25	$ 11,000
From	$ 25 to	$ 50	$ 22,000
From	$ 50 to	$ 100	$ 33,000
From	$ 100 to	$ 200	$ 44,000
From	$ 200 to	$ 350	$ 55,000
From	$ 350 to	$ 550	$ 66,000
From	$ 550 to	$ 750	$ 77,000
From	$ 750 to	$1000	$ 93,500
From	$ 1000	and Over	$110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.
 For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.
As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,054,728. During the period ended June 30, 2003, W&R received $141,791 and $8,922 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,886,002 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.
Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.
Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.
The Fund paid Directors' fees of $20,218, which are included in other expenses.
 W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.
NOTE 3 - Investment Securities Transactions
Purchases of investment securities, other than United States Government and short-term securities, aggregated $323,880,521, while proceeds from maturities and sales aggregated $183,502,651. Purchases of options aggregated $28,361,284, while proceeds from options aggregated $25,078,240. Purchases of short-term securities and United States Government securities aggregated $1,135,060,648 and $271,604,598, respectively. Proceeds from maturities and sales of short-term securities and United States Government securities aggregated $1,143,741,814 and $251,669,285, respectively. Purchases of gold bullion aggregated $37,308,924, while proceeds from sales aggregated $6,391,832.
For Federal income tax purposes, cost of investments owned at June 30, 2003 was $473,906,354, resulting in net unrealized appreciation of $12,021,218, of which $16,170,587 related to appreciated securities and $4,149,369 related to depreciated securities.
NOTE 4 - Federal Income Tax Matters
For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2003 and the related capital loss carryover and post-October activity were as follows:
Net ordinary income	$4,151,620
Distributed ordinary income	3,899,716
Undistributed ordinary income	619,616
Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-
Capital loss carryover	-
Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").
 Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.
June 30, 2010	$5,449,671

United Gold & Government Fund, Inc. ("UGG"), one of the mutual funds managed by WRIMCO, was merged into the Fund as of June 30, 1999. At the time of the merger UGG had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $489,523 for the period ending June 30, 2004 and $489,523 for each period ending from June 30, 2004 through 2006 plus any unused limitations from prior years.
NOTE 5 - Multiclass Operations
The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.
Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.
Transactions in capital stock are summarized below. Amounts are in thousands.
	For the fiscal year ended June 30,
	2003	2002

Shares issued from sale of shares:
Class A
	44,989	20,921
Class B
	5,093	3,137
Class C
	2,529	1,020
Class Y
	384	185
Shares issued from reinvestment of dividends:
Class A
	590	559
Class B
	12	43
Class C
	6	12
Class Y
	3	4
Shares redeemed:
Class A
	(14,685)	(6,443)
Class B
	(1,804)	(908)
Class C
	(1,288)	(272)
Class Y
	(338)	(30)
Increase in outstanding capital shares	35,491	18,228
Value issued from sale of shares:
Class A
	$278,868	$131,400
Class B
	31,580	19,685
Class C
	15,686	6,398
Class Y
	2,380	1,166
Value issued from reinvestment of dividends:
Class A
	3,730	3,469
Class B
	76	271
Class C
	35	76
Class Y
	22	24
Value redeemed:
Class A
	(91,448)	(40,311)
Class B
	(11,229)	(5,684)
Class C
	(8,028)	(1,703)
Class Y
	(2,082)	(188)
Increase in outstanding capital	$219,590	$114,603

NOTE 6 - Options
Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.
Transactions in call options written were as follows:
	Number of Contracts	Premium Received

Outstanding at June 30, 2002	1,478	$ 189,226
Options written	58,504	16,265,797
Options terminated in closing
purchase transactions	(59,982)	(16,455,023)
Options exercised	-	-
Options expired	-	-
Outstanding at June 30, 2003	-	$ -

Transactions in put options written were as follows:
	Number of Contracts	Premium Received

Outstanding at June 30, 2002	131	$ 19,911
Options written	2,803	556,190
Options terminated in closing
purchase transactions	(2,934)	(576,101)
Options exercised	-	-
Options expired	-	-
Outstanding at June 30, 2003	-	$ -

NOTE 7 - Futures
No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contract, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.
INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders,
Waddell & Reed Advisors Asset Strategy Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Asset Strategy Fund, Inc. (the "Fund") as of June 30, 2003, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Asset Strategy Fund, Inc. as of June 30, 2003, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Kansas City, Missouri
August 8, 2003
INCOME TAX INFORMATION
The amounts of the distributions below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.
		Per-Share Amounts Reportable As:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
9-11-02	$0.0100	$ -	$0.0100	$-	$0.0010	$0.0090	$-
12-11-02	0.0300	-	0.0300	-	0.0045	0.0255	-
3-12-03	0.0100	0.0031	0.0069	-	0.0019	0.0081	-
6-10-03	0.0150	0.0046	0.0104	-	0.0028	0.0122	-

Total	$0.0650	$0.0077	$0.0573	$-	$0.0102	$0.0548	$-

Class B
9-11-02	$ -	$ -	$ -	$-	$ -	$ -	$-
12-11-02	0.0110	-	0.0110	-	0.0017	0.0093	-
3-12-03	-	-	-	-	-	-	-
6-10-03	-	-	-	-	-	-	-

Total	$0.0110	$ -	$0.0110	$-	$0.0017	$0.0093	$-

Class C
9-11-02	$ -	$ -	$ -	$-	$ -	$ -	$-
12-11-02	0.0140	-	0.0140	-	0.0021	0.0119	-
3-12-03	-	-	-	-	-	-	-
6-10-03	-	-	-	-	-	-	-

Total	$0.0140	$ -	$0.0140	$-	$0.0021	$0.0119	$-

Class Y
9-11-02	$0.0160	$ -	$0.0160	$-	$0.0017	$0.0143	$-
12-11-02	0.0360	-	0.0360	-	0.0055	0.0305	-
3-12-03	0.0160	0.0049	0.0111	-	0.0030	0.0130	-
6-10-03	0.0210	0.0065	0.0145	-	0.0040	0.0170	-

Total	$0.0890	$0.0114	$0.0776	$-	$0.0142	$0.0748	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.
The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.
Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors
Asset Strategy Fund, Inc.
Each of the individuals listed below serves as a director for portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"). The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Fund and Ivy Funds, Inc. (formerly, W&R Funds, Inc.)
Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.
Disinterested Directors
James M. Concannon (55)
 Washburn Law School, 1700 College, Topeka, KS 66621

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1997

 Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
 Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm
John A. Dillingham (64)
 4040 Northwest Claymont Drive, Kansas City, MO 64116

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1997

 Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises; Instructor at Central Missouri State University (1997 to 1998)

 Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army
David P. Gardner (70)
 2441 Iron Canyon Drive, Park City UT 84060

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1998

 Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)

 Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway
Linda K. Graves (49)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1995

 Principal Occupation During Past 5 Years: First Lady of Kansas (1995 to 2003)

 Other Directorships held by Director: Director, American Guaranty Life Insurance Company
Joseph Harroz, Jr. (36)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 60

 Director since: 1998

 Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron University and Rogers State University (1996 to present); Vice President of the University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

 Other Directorships held by Director: Director and Treasurer, Oklahoma Appleseed Center for Law and Justice; Director, Ivy Funds, Inc.; Trustee, Ivy Fund
John F. Hayes (83)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1988

 Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm (1995 to present)

 Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.
Glendon E. Johnson (79)
 13635 Deering Bay Drive, Unit 284, Miami, FL 33158

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1971

 Principal Occupations During Past 5 Years: formerly, Chief Executive Officer and Director, John Alden Financial Corp. (1987 to 1998)

 Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America
Eleanor B. Schwartz (66)
 1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114

 Position held with Fund: Director

 Number of portfolios overseen by Director: 60

 Director since: 1995

 Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)

 Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Fund

Frederick Vogel III (67)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1971

 Principal Occupation During Past 5 Years: Retired

 Other Directorships held by Director: None
Interested Directors
Robert L. Hechler (66)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Director; formerly, President, Principal Financial Officer

 Number of portfolios overseen by Director: 24

 Director since: 1998

 Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)

 Other Directorships held by Director: None
Henry J. Herrmann (60)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Director and President; formerly, Vice President

 Number of portfolios overseen by Director: 60

 Director since: 1998; President since: 2001

 Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present); Treasurer of WDR (1998 to 1999)

 Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Trustee, Ivy Fund
Frank J. Ross, Jr. (50)
 Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1996

 Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)

 Other Directorships held by Director: Director, Columbian Bank & Trust
Keith A. Tucker (58)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President

 Number of portfolios overseen by Director: 60

 Director since: 1993; Chairman of the Board of Directors since: 1998

 Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998);

Other Directorships held by Director: Chairman of the Board and Trustee, Ivy Fund

Officers

 Theodore W. Howard (60)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer

 Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 11 years; Principal Financial Officer, 1 year

 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)

Directorships held: None
Kristen A. Richards (35)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Secretary and Associate General Counsel

 Length of Time Served: 3 years

 Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)

 Directorships held: None
Daniel C. Schulte (37)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Assistant Secretary and General Counsel

 Length of Time Served: 3 years

 Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)

 Directorships held: None
Annual Privacy Notice
Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.
Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.
Information Collected
 In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.
Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.
Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.
Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.
Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.
Householding Notice
If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:
Fax your request to 800-532-2749.
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.
Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.
To all traditional IRA Planholders:
 As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W- 4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

This page for your notes and calculations.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund, Inc.

FOR MORE INFORMATION:

Contact your financial advisor, or your local office as listed on your Account Statement, or contact:
WADDELL & REED CLIENT SERVICES 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, KS 66201-9217 (888) WADDELL (888) 923-3355
Our INTERNET address is:
http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1017A (6-03)

ITEM 2. CODE OF ETHICS.

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls over financial reporting that occurred over the registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable for fiscal years ending prior to 7-15-03.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Asset Strategy Fund, Inc.

(Registrant)

By /s/Kristen A. Richards

------------------------------

Kristen A. Richards, Vice President and Secretary

Date September 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann

------------------------------

Henry J. Herrmann, President and Principal Executive Officer

Date September 9, 2003

By /s/Theodore W. Howard

------------------------------

Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 9, 2003